Divestitures and Assets Held for Sale	12 Months Ended
Dec. 31, 2012
Divestitures and Assets Held for Sale [Abstract]
DIVESTITURES AND ASSETS HELD FOR SALE
DIVESTITURES AND ASSETS HELD FOR SALE
In January 2011, we closed the sale of our Neurovascular business to Stryker Corporation for a purchase price of $1.500 billion in cash. We received $1.450 billion during 2011, including an upfront payment of $1.426 billion, and $24 million which was placed into escrow and released throughout 2011 upon the completion of local closings in certain foreign jurisdictions. During 2012, we received an additional $10 million of consideration, which we recorded as a gain in our accompanying consolidated statements of operations. We will receive the remaining $40 million of consideration upon the transfer or separation of certain manufacturing facilities, which we expect will occur during 2013. Due to our continuing involvement in the operations of the Neurovascular business, the divestiture does not meet the criteria for presentation as a discontinued operation. We recorded a pre-tax gain of $778 million ($545 million after-tax) during 2011 and a pre-tax gain of $15 million during 2012 associated with the transaction.
We recorded revenue related to the Neurovascular business following its divestiture of $122 million, in 2012 and $141 million in 2011, as compared to 2010 revenue generated by the Neurovascular business of $340 million. We continue to generate net sales pursuant to our supply agreements with Stryker; however, these net sales are at significantly lower levels and at reduced gross profit margins as compared to periods prior to the divestiture.